UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2011

Commission file number: 000-50021

INTERLINK-US-NETWORK, LTD.

(Exact name of registrant as specified in its charter)

California	95-4642831
(State or other jurisdiction of	(I.R.S. Employer
Incorporation organization)	Identification No.)

575 Underhill Boulevard

Site 125

Syosset, New York 11791

 (Address of principal executive offices) (Zip Code)

(516) 584-2110

 (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 16, 2011, Robert Kondratick, Erica Zalbert, Fredric H. Aaron and Lloyd Weinstein tendered resignations to Interlink-US-Network, Ltd (“the Company”.)  The Company’s board of directors now consists of A. Frederick Greenberg and Richard M. Greenberg,

A. Frederick Greenberg,

From 1962 to 1967, Mr. A. Frederick Greenberg served as a line officer in the United States Navy, specializing in communications.  As part of his duties, he participated in the design of the Navy’s 20-year communications plans for the Atlantic area, commanded the Naval Communications Station in Driver, Virginia, served as Radio Officer aboard the aircraft carrier, U.S.S. Intrepid and as Communications Officer in Guantanamo Bay, Cuba for the duration of the “Cuban Missile Crisis.”  From 1981 through 1984, he arranged for the acquisition and distribution of theatrically released major motion pictures including "First Blood (Rambo)" (1982), and "The Terminator" (1984) and motion picture libraries.  From 1990 to 1993, he conceived and  oversaw development of the world’s first direct digital broadcast satellite system, called SkyPix. In 1993, Mr. Greenberg and Nynex successfully tested the use of DSL technology (DSL) to distribute full-motion video. In 1995, he developed a system for home delivery of unlimited channel capacity and 2-Way Video for NYNEX CableComms Ltd. in London, England.  From 1995 until 2005, he conceived and developed a fully switched broadband telephone network for real-time 2-Way Video and data, targeting enterprise, military, educational, medical and government market verticals. To date, Mr. Greenberg has focused on the affairs of IUSN as Chairman of the Board and CEO until 2010 and as a director and Vice-President from 2010 to present. Mr. Greenberg currently devotes a substantial amount of his time to developing and implementing new video technologies independently of IUSN. Mr. Greenberg graduated from Phillips Academy, Andover, Massachusetts in 1956 and from Harvard College in 1960.

Richard M. Greenberg,

Mr. Greenberg graduated from Phillips Academy, Andover, Massachusetts in 1962, and from Harvard College in 1965, and received a Juris Doctorate from Fordham University School of Law in 1968.  He served in the Judge Advocate General Corps of the United States Navy from 1969 to 1972.  Since 1972, Mr. Richard M. Greenberg has engaged in various entrepreneurial enterprises, including overseeing the day to day administration of IUSN from 2006 to 2010. From 2010 to present, Mr. Greenberg has been a Director and Vice-President of IUSN. Mr. Greenberg devotes a substantial amount of his time to developing motion picture projects and new businesses unrelated to IUSN.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERLINK-US-NETWORK, LTD.
Date: February 23, 2011	By:	/s/ Richard Greenberg
Director